EXHIBIT NO. 10.164




                     SHARE PLEDGE AGREEMENT



                              among



                         PANDA OF NEPAL
                           as Pledgor,



         WILMINGTON TRUST COMPANY, not in its individual
            capacity but solely as Trustee under the
                 Trust and Retention Agreement,
                           as Pledgee,



                               and



            BHOTE KOSHI POWER COMPANY PRIVATE LIMITED






                  Dated as of the Closing Date


                            TABLE OF CONTENTS


          PRELIMINARY STATEMENTS                                1
          DEFINITIONS                                           1

     ARTICLE 1
     UNDERTAKINGS

          Section 1.1.  Guarantee                               2
          Section 1.2.  Security for Obligations                3
          Section 1.3.  Delivery of Pledged Collateral          3
          Section 1.4.  Waiver                                  4
          Section 1.5.  Further Assurances                      4
          Section 1.6.  Voting Rights; Dividends, etc           4

     ARTICLE 2
     REPRESENTATIONS AND WARRANTIES

          Section 2.1.  Power and Authorization;  Enforceable
                        Obligations                             5
          Section 2.3.  Government Approval                     6
          Section 2.4.  Ownership                               6
          Section 2.5.  First Lien                              6

     ARTICLE 3
     COVENANTS

          Section 3.1.  Existence                               6
          Section 3.2.  Restriction on Sale and Transfer of
                        Pledged Interest                        6
          Section 3.3.  Defense of Pledged Collateral           7
          Section 3.4.  No Modification                         7

     ARTICLE 4
     POWER OF ATTORNEY

          Section 4.1.  Pledgee as Attorney-in-Fact             7
          Section 4.2.  Pledgee May Perform                     7
          Section 4.3.  Reasonable Care                         7

     ARTICLE 5
     REMEDIES

          Section 5.1.  Substitution for Pledgor                8
          Section 5.2.  Sale of Pledged Collateral              8
          Section 5.3.  Conveyances                             9
          Section 5.4.  Payments Received                       9
          Section 5.5.  Application of Proceeds                 9
          Section 5.6.  Discharge of Purchaser                  9
          Section 5.7.  No Liability                            9
          Section 5.8.  Remedies Cumulative                    10

     ARTICLE 6
     ADDITIONAL RIGHTS OF THE PLEDGEE

          Section 6.1.  Further Assurances                     10
          Section 6.2.  Pledgee                                10

     ARTICLE 7
     INDEMNIFICATION; LIMITATION OF LIABILITY

          Section 7.1.  Indemnification                        10

     ARTICLE 8
     WAIVER

          Section 8.1.  Waivers                                11

     ARTICLE 9
     TERMINATION

          Section 9.1.  Termination                            12

     ARTICLE 10
     MISCELLANEOUS

          Section 10.1.  Notices                               12
          Section 10.2.  Governing Law; Submission to
                         Jurisdiction; Venue                   13
          Section 10.3.  Benefit of Agreement                  14
          Section 10.4.  No Waiver; Remedies Cumulative        14
          Section 10.5.  Severability                          14
          Section 10.6.  Language                              14
          Section 10.7.  Headings Descriptive                  15
          Section 10.8.  Amendment or Waiver                   15
          Section 10.9.  Counterparts                          15

     SCHEDULE A
          SHAREHOLDINGS                                        17

     SCHEDULE B
          Form No. (4)

          Application for Recording Mortgage of Shares         18

     SCHEDULE C
          Form No. (5)

               Application for Transfer of Shares              19




                     SHARE PLEDGE AGREEMENT


           SHARE PLEDGE AGREEMENT (this "Agreement"), dated as of the Closing Date, among PANDA OF NEPAL, an exempted company with limited liability organized and existing under the laws of the Cayman Islands (the "Pledgor"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee under the Trust and Retention Agreement (the "Pledgee"), and BHOTE KOSHI POWER COMPANY PRIVATE LIMITED, a private limited liability company registered under the Nepalese Company Act, 2021 (the "Company").

                     PRELIMINARY STATEMENTS

           As of the date hereof, the Pledgor is the legal and beneficial owner of five hundred seventy-four thousand nine hundred ninety-two (574,992) Shares of the Company, which Shares are set forth opposite the Pledgor's name in Schedule A attached hereto (such Shares, collectively, the "Pledged Shares").

           The Company has been granted the right to build, own and operate a 36MW (nominal net) hydroelectric power plant in the Sindhupalchok District of Nepal.

           IFC is willing to provide financing for the power plant, pursuant to that certain IFC Investment Agreement dated as of the Closing Date between the Company and IFC (the "IFC Investment Agreement"), but only if the Pledgor shall pledge its Shares pursuant to this Agreement.

           DEG is willing to provide financing for the power plant, pursuant to that certain DEG Investment Agreement dated as of the Closing Date between the Company and DEG (the "DEG
Investment Agreement," and together with the IFC Investment Agreement, the "Investment Agreement"), but only if the Pledgor shall pledge its shares pursuant to this Agreement. (IFC and DEG are hereinafter collectively referred to as the "Lenders" and individually as a "Lender").

          The Company, IFC and DEG have entered into that certain
Investment  Agreement General Conditions dated as of the  Closing
Date (the "General Conditions").

           It is a condition precedent to the obligations of each of IFC and DEG under the Investment Agreement that this Agreement shall have been entered into by the parties hereto.

          NOW, THEREFORE, in consideration of each of the Lenders entering into the Investment Agreement, and to induce each of the Lenders to make disbursements thereunder, the Pledgor agrees as follows:

                          DEFINITIONS

           For all purposes of this Agreement (i) capitalized terms not otherwise defined herein shall have the meanings set forth in Schedule A to the General Conditions and (ii) the principles of construction set forth in Schedule A to the General Conditions shall apply.



                           ARTICLE 1

                          UNDERTAKINGS


          Section 1.1.  Guarantee.

           (a) Subject to Section 7.1(c) hereof, the Pledgor hereby irrevocably and unconditionally guarantees to the Pledgee, for the benefit of the Lenders, the timely performance by the Company of all of its obligations under the Loan Documents and the other Principal Documents as and when required thereunder and the payment by the Company when due of any and all sums owed under the Loan Documents and the other Principal Documents (the "Guaranteed Obligations").

             (b) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of the Investment Agreement or any other Principal Document, or any Security, shall in any way alter or affect the obligations of the Pledgor hereunder (other than a written waiver of any obligation hereunder executed by the Pledgee at the direction of the Lenders).

           (c)  The obligations of the Pledgor under this Section
1.1 are absolute and unconditional, subject to the limitations set forth in Section 7.1(c) hereof.

           (d) The Pledgor hereby irrevocably waives, to the extent it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against it.

           (e) The Pledgor irrevocably waives, to the extent it may do so under applicable law, any protection to which it may be entitled under bankruptcy, liquidation, winding up, insolvency or similar laws of any jurisdiction in the event of a Company Bankruptcy. In the event a trustee in bankruptcy or debtor-in-possession takes any action (including without limitation the institution of any action, suit or other proceeding) in a Company Bankruptcy for the purpose of enforcing the obligations of the
Pledgor under this Agreement, the Pledgor hereby agrees, to the extent it may do so under applicable law, that it will not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement is an executory contract that cannot be assumed, assigned or enforced. If a Company Bankruptcy shall occur, the Pledgor, to the extent it may do so under applicable law, shall reconfirm its prepetition waiver of any protection to which it may be entitled under such laws and, to give effect to such waiver, the Pledgor consents to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or the Company's trustee in bankruptcy, as the case may be.

           (f) The Pledgor hereby irrevocably waives all rights of subrogation which may have arisen or may hereafter arise in connection with this Section 1.1 to the claims of the Trustee or the Lenders against the Company and all contractual, statutory or common law rights of reimbursement, contribution or indemnity or other similar such right from the Company which may otherwise have arisen in connection with this Section 1.1.

            (g) The Pledgor hereby assigns, transfers, hypothecates and pledges to the Pledgee, for the benefit of the Lenders, as security for its timely and punctual payment and performance of the Guaranteed Obligations and payment and performance  when  due  of  any and all  sums  owed  by  and  all obligations of the Pledgor hereunder (collectively, the "Obligations") and grants a first lien on, and prior perfected security interest in, all of the Pledgor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Pledged Collateral"):

                               (i)   the Pledged Shares  and  the
                    certificates representing such Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                               (ii) all additional Shares of  and
                    other securities of the Company from time to time acquired by the Pledgor in any manner, and the certificates representing such additional Shares and other securities, and all dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Shares; and

                               (iii)     all the Pledgor's right,
                    title and interest to, in and under the Project Agreement, including without limitation (A) all rights of the Pledgor to receive moneys due from time to time thereunder or pursuant thereto and (B) all claims of the Pledgor for damages for breach thereof or default thereunder.

           (h) This Agreement and the grant of the security interest made hereby are for collateral purposes only, and neither the Pledgee nor the Lenders shall by virtue of this Agreement or by their exercise of any rights hereunder be deemed to have any liability for any contractual obligations of the Pledgor or of the Company.

          Section 1.2. Security for Obligations. This Agreement secures the payment and performance of all Obligations, as defined in Section 1.1(g) hereof.

          Section 1.3.  Delivery of Pledged Collateral.

           (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Pledgee on behalf of the Lenders pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, together with an executed Form 4 (the form of which is attached hereto as Schedule B), all in form and substance satisfactory to the Pledgee and the Lenders. The Pledgor hereby instructs the Company, and the Company hereby agrees, to promptly deliver directly to the Pledgee all stock certificates, instruments or other documents evidencing or constituting Pledged Collateral issued by the Company after the date of this Agreement, marked to show recordation by the Company of the pledge thereof to the Trustee. If any such certificates, instruments or documents are delivered to the Pledgor, the
Pledgor shall hold in trust for the Pledgee upon receipt, and immediately thereafter transfer to the Pledgee, any such certificates, instruments or documents (except, until the Pledgee has requested a transfer of the Pledged Collateral pursuant to
Section 1.6(b) hereof, cash dividends and interest paid in respect of the Pledged Collateral). The Pledgor shall also promptly deliver to the Company executed Form(s) 4 with respect to all Pledged Collateral and to the Pledgee duly executed instruments of transfer or assignment in blank relating to all Pledged Collateral delivered to the Pledgee.

           (b) The Pledgee shall have the right, at any time, in its discretion and upon notice to the Pledgor, following the occurrence and continuance of an Event of Default, to file a Form 5 (the form of which is attached hereto as Schedule C) with respect to the Pledged Collateral with the Company and to transfer to or to register in the names of the Lenders or any of their nominees any or all of the Pledged Collateral. In addition, the Pledgee shall have the right, if an Event of Default shall have occurred and be continuing, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

           Section 1.4. Waiver. The Pledgor hereby waives diligence, presentment, demand of any kind, filing of claims with a court in the event of receivership or bankruptcy, protests of any kind, and all setoffs and counterclaims, to the extent permitted by applicable law. Upon the occurrence and continuance of an Event of Default, the Pledgee may proceed directly and at once, upon reasonable prior notice to the Pledgor if practicable under the circumstances, against the Pledged Collateral to collect and recover the full amount or any portion of the Obligations so due and payable, without first proceeding against the Pledgor or the Company or against any other security or collateral provided by the Pledgor or the Company with respect to the Obligations.

           Section 1.5. Further Assurances. The Pledgor agrees that at any time and from time to time, at its expense, the
Pledgor shall promptly execute and deliver all further instruments and documents (including, without limitation, any additional pledge agreement or security agreement), and take all further action that, in the opinion of the Pledgee or the Lenders, is necessary in order to perfect and protect any security interest in the Pledged Collateral granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral or any part thereof.

          Section 1.6.  Voting Rights; Dividends, etc.

          (a) So long as no Event of Default shall have occurred and be continuing, the Pledgee shall not request the transfer of the Pledged Shares into its name in the Company's share register and, until the Pledgee has requested such a transfer in accordance with Section 1.6(b) hereof:

                               (i)  the Pledgor shall be entitled
                    to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Investment Agreement or the other Loan Documents; and

                               (ii) the Pledgor shall be entitled
                    to receive and retain any and all cash dividends and interest paid in respect of the Pledged Collateral.

          (b) Upon the occurrence and during the continuation of an Event of Default, the Pledgee may require the Pledged Shares to be transferred into its name in the Company's share register and thereupon:

                               (i)  all rights of the Pledgor  to
                    exercise the voting and other consensual rights which the Pledgor would otherwise be entitled to exercise pursuant to Section 1.6(a)(i) hereof and to receive the dividends and interest payments which the Pledgor would otherwise be authorized to receive and retain pursuant to Section 1.6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and

                               (ii)  all  dividends and  interest
                    payments which are received by the Pledgor contrary to the provisions of
                    Section 1.6(b)(i) hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).


                           ARTICLE 2

                 REPRESENTATIONS AND WARRANTIES

           The Pledgor hereby represents and warrants as of the date hereof:

           Section  2.1.   Power and Authorization;   Enforceable
Obligations.

           (a) The Pledgor has full power and authority and the legal right to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Agreement and any other Principal Documents to which it is a party and to take all actions necessary to complete the transactions contemplated by this Agreement and any such other Principal Document. The Pledgor has taken all necessary action to authorize the transactions contemplated hereby on the terms and conditions of this Agreement and any other Principal Document to which it is a party, and to authorize the execution, delivery and performance of this Agreement and any other Principal Document to which it is a party.

           (b)   Each  of this Agreement and any other  Principal
Documents to which the Pledgor is a party has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor.

           Section 2.2. No Legal Bar. The execution, delivery and performance of this Agreement and any other Principal Documents to which the Pledgor is a party will not violate any requirement of law applicable to, or any contractual obligation of, the Pledgor. The execution, delivery and performance of this Agreement or any other Principal Document to which the Pledgor is a party will not result in, or require the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any requirement of law or contractual obligation, except for the Liens created or permitted by this Agreement. No approvals or consents of any trustee or any holder of any Indebtedness of the Pledgor are required in connection with the execution, delivery and performance by the Pledgor of this Agreement or any other Principal Document to which it is a party, except such approvals or consents as have been duly obtained and are in full force and effect.

           Section 2.3. Government Approval. No Governmental Approvals or other consents or approvals (except those which have been obtained or made and are in full force and effect or which are listed in Schedule 4.1(d) of the General Conditions and are not now required to be obtained) are required to be obtained by the Pledgor in connection with the execution, delivery and performance of this Agreement.

           Section 2.4. Ownership. The Pledgor is the legal and beneficial owner of the Pledged Shares free and clear of any Lien created by the Pledgor except for the security interest created by this Agreement. The Pledgor has no knowledge of any Lien, other than the Lien created by this Agreement, on the Pledged Collateral.

           Section 2.5. First Lien. The pledge of the Pledged Shares pursuant to this Agreement and delivery thereof to the Pledgee in Wilmington, Delaware creates a valid and perfected first priority security interest therein, securing the payment of the Obligations.


                           ARTICLE 3

                           COVENANTS

           So long as the Obligations remain outstanding or the Lenders have any obligation under any Loan Document, the Pledgor covenants and agrees with the Pledgee and the Lenders as follows:

           Section 3.1. Existence. The Pledgor shall preserve and maintain (a) its legal existence and form and (b) all of its rights, privileges and franchises necessary for the maintenance of its existence and the performance of its obligations hereunder.

           Section 3.2. Restriction on Sale and Transfer of Pledged Interest. The Pledgor shall not without the prior written consent of the Lenders (i) sell, transfer, convey or otherwise dispose of, or grant any option with respect to or pledge any interest in, any ownership interest in the Company, except if such sale, transfer, conveyance or other disposition is not prohibited by, and would not result in a breach of, any Principal Document and the recipient agrees in writing to be bound by the terms of, and become a party to, this Agreement (or a separate Share Pledge Agreement in respect of the Pledged Collateral of such recipient), (ii) consent to or approve (A) the cancellation of any of the Pledged Shares or other Pledged Collateral or (B) the creation or authorization of any ownership interest in the Company other than the interests in existence on the date hereof, except in accordance with or as contemplated by the Subscription Agreements, the Share Retention and Project Funds Agreement, the Shareholders' Agreement and the Investment Agreement, or (iii) create any Lien upon or with respect to any of the Pledged Collateral owned by the Pledgor, other than the Lien created pursuant to this Agreement.

           Section 3.3. Defense of Pledged Collateral. The Pledgor warrants and will defend the Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person that purports to have rights created by, through or under the Pledgor.

           Section 3.4. No Modification. The Pledgor shall not amend or modify, or participate in the amendment or modification of, any provision of the Company's Memorandum of Association or Articles of Association (other than amendments to increase the Company's share capital or as required by law, in either of which cases prompt written notice of the amendment shall be given to each of the Lenders) without the express written consent of the Lenders. The Pledgor shall not amend or modify the Shareholders' Agreement without the express written consent of the Lenders.


                           ARTICLE 4

                       POWER OF ATTORNEY

          Section 4.1. Pledgee as Attorney-in-Fact. The Pledgor does hereby make, constitute and appoint the Pledgee, with full power of substitution, as the Pledgor's attorney-in-fact, with full power and authority, in its own name or in the name, place and stead of the Pledgor, or otherwise, (i) if an Event of Default shall have occurred and be continuing, to exercise all voting, consent, managerial and other rights related to the Pledged Collateral, and (ii) if an Event of Default shall have occurred and be continuing, from time to time, generally to do, at the Pledgee's request and the Pledgor's expense, all acts and things which the Pledgee or the Lenders may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any payment or other dividend in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, all as fully and effectually as the Pledgor might or could do; and the Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement. Any attempted revocation of the powers of attorney granted herein shall be null and void. There are no conditions or requirements imposed on the Pledgee's exercise of the powers of attorney other than as set forth herein.

           Section 4.2. Pledgee May Perform. If an Event of Default shall have occurred and be continuing, the Pledgee may itself perform, or cause performance of, any agreement contained herein, and the expenses of the Pledgee or such other performing party incurred in connection therewith shall be payable by the Pledgor; provided, however, that the Pledgee shall have no obligation to perform or cause performance of any of the Pledgor's obligations hereunder or under any other Principal Document to which it is a party.

           Section 4.3. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.


                           ARTICLE 5

                            REMEDIES

          Section 5.1. Substitution for Pledgor. If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it under any Loan Document or by law, the Pledgee may, and upon the request of the Lenders shall, exercise the powers of attorney set forth in Section 4.1 of this Agreement, and shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

           Section 5.2. Sale of Pledged Collateral. If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it, the Pledgee may without any further demand, advertisement or notice (except as expressly provided in this Section 5.2), exercise all the rights and remedies of a secured party under the Code as in effect in any relevant jurisdiction (whether or not the Code applies to the Pledged Collateral), and in addition may sell, give an option or options to purchase, contract to sell or otherwise dispose of the Pledged Collateral, or any part thereof, as hereinafter provided and may sell, lease, finance, refinance, mortgage or convey the Pledged Collateral. The Pledged Collateral may so be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Pledgee, at any exchange or broker's board or at the Pledgee's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms (including, without limitation, a requirement that any purchase of all or any part of the Pledged Collateral for investment be without any intention to make a distribution thereof) as the Pledgee shall, in its sole discretion, deem appropriate. Either of the Lenders may be the purchasers of any or all of the Pledged Collateral so sold at any such sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind. The Pledgee may in its sole discretion, at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale, the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof (including either of the Lenders) the Pledged Collateral so sold. Except if and to the extent otherwise prohibited by law, each purchaser  (including either of the Lenders)  at  any  such  sale shall hold the Pledged Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor. The Pledgee shall give the Pledgor at least ten (10) days' notice (which the Pledgor agrees is reasonable notification) of any such public or private sale. Such notice shall state the time and place fixed for any public sale and the time after which any private sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours as the Pledgee shall fix in the notice of such sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels. The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the full selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold pursuant to the provisions hereof.

          Section 5.3. Conveyances. The Pledgee may as attorney-in-fact pursuant and subject to Section 4.1 hereof, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Collateral sold pursuant to Section 5.2 hereof, and the Pledgor hereby ratifies and confirms all that the Pledgee, as said attorney-in-fact, shall do
by  virtue  hereof.   Nevertheless,  the  Pledgor  shall,  if  so
requested by the Pledgee, ratify and confirm any sale or sales by executing and delivering to the Pledgee, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Pledgee, be advisable for the purpose.

          Section 5.4. Payments Received. Until the Pledgee has requested a transfer in accordance with Section 1.6(b) hereof, the Pledgor, subject to the terms of the Loan Documents, shall be entitled to exercise any and all rights, remedies and powers of the Pledgor under, and receive and retain any amounts paid or payable to the Pledgor under or pursuant to, the Project Agreement; thereafter, the Pledgee shall be entitled to exercise the Pledgor's rights, remedies or powers, and receive and retain amounts, under the Project Agreement, and all payments received by the Pledgor under or in connection with the Project Agreement shall be held in trust for the Pledgee, shall be segregated from the other funds of the Pledgor and shall, forthwith upon receipt by the Pledgor, be turned over to the Pledgee or the Designee in the same form as received by the Pledgor (duly endorsed by the Pledgor to the Pledgee or the Designee, as appropriate).

           Section 5.5. Application of Proceeds. All cash proceeds received by the Pledgee in respect of any sale or lease of, collection from, or other realization upon all or any part of the Pledged Collateral may be held by the Pledgee as Collateral for the Obligations and/or applied to the payment of the
Obligations.   Any  surplus of such cash  proceeds  held  by  the
Pledgee in excess of or remaining after payment in full of the Obligations shall be paid over to the Pledgor or whomsoever the Pledgee shall determine to be lawfully entitled thereto.

           Section 5.6. Discharge of Purchaser. The receipt by the Pledgee of the purchase money paid at any sale made by it shall be a sufficient discharge therefor, sold as aforesaid; and no purchaser (or representative or assign of any purchaser), after paying such purchase money, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

           Section 5.7. No Liability. Neither the Pledgee nor the Lenders shall incur any liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgor hereby waives, to the full extent permitted by applicable law, all claims, damages and demands against the Pledgee and the Lenders arising out of the repossession, retention or sale of the Pledged Collateral, including, without limitation, any claims against the Pledgee and the Lenders, arising by reason of the fact that the price at which the Pledged Collateral, or any part thereof, was sold was less than may have been obtained at a public sale or was less than the aggregate amount of the Obligations so long as such sale shall have been conducted in accordance with this Agreement. The foregoing is not intended to release any party from liability for any claim, damage or demand resulting from its gross negligence or willful misconduct.

           Section 5.8. Remedies Cumulative. Each and every right and remedy of the Pledgee shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under any other Loan Document or any other document now or hereafter existing at law or in equity or by statute.


                           ARTICLE 6

                ADDITIONAL RIGHTS OF THE PLEDGEE

          Section 6.1. Further Assurances. If the Pledgee shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 5.2 hereof, the Pledgor shall, upon request of the Pledgee, at the Pledgor's own expense do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with any requirement of law.

           Section  6.2.  Pledgee.  Wilmington Trust  Company  in
acting hereunder shall be entitled to the rights, protections and
immunities   of  the  Trustee  under  the  Trust  and   Retention
Agreement.


                           ARTICLE 7

            INDEMNIFICATION; LIMITATION OF LIABILITY

          Section 7.1.  Indemnification.

           (a) Subject to the limitations set forth in Section 7.1(c) hereof, the Pledgor shall indemnify each of the Pledgee and each of the Lenders from and against any and all claims, losses and liabilities growing out of or resulting from the failure by the Pledgor to perform or observe any of the provisions hereof, including, without limitation, (i) the sale of, collection from, or other realization upon, the Pledged Collateral, or any part thereof, in connection with such failure, or (ii) the exercise or enforcement of any of the rights of the Pledgee or the Lenders, except for claims, losses or liabilities resulting from such party's gross negligence or willful misconduct. Subject as aforesaid, the Pledgor will upon demand pay to the Pledgee or the Lenders the amount of any and all expenses, including the fees and expenses of its and their respective counsel and of any experts and agents, which such party may incur in connection with the failure by the Pledgor to perform or observe any of the provisions hereof, including, without limitation, (i) the sale of, collection from, or other realization upon, the Pledged Collateral, or any part thereof, or
(ii) the exercise or enforcement of any of the rights of the Pledgee or the Lenders.

           (b) If any obligation of the Pledgor arising under this Article 7, as limited by the provisions of Section 7.1(c) hereof, shall be prohibited or unenforceable in any jurisdiction then, as to such jurisdiction and subject to such limitations, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

           (c) The Pledgor is willing to enter into this Agreement and to guarantee the Guaranteed Obligations, and to secure such guarantee by granting to the Pledgee a Lien on the Pledged Collateral, only if the Pledgee agrees, on behalf of itself and the Lenders, to limit the personal liability of the Pledgor under this Agreement as provided in this Section 7.1(c). Accordingly, and notwithstanding anything in this Agreement to the contrary, all payments to be made by the Pledgor under this Agreement in respect of the Guaranteed Obligations and other Obligations shall be made or payable only from and to the extent of the Pledged Collateral and all proceeds, of whatever nature, of the realization thereof, and the Pledgee, on behalf of itself and the Lenders, agrees that it and the Lenders will look solely to the Pledged Collateral and such proceeds for payments to be made by the Pledgor under this Agreement and that the Pledgor shall not, save as expressly hereinafter provided in this
Section 7.1(c), be otherwise personally liable under this Agreement for any Guaranteed Obligations or other Obligations; provided, however, that (i) the provisions of this Section 7.1(c) shall not prevent the Pledgee from exercising any and all of its remedies provided in this Agreement with respect to the Pledged Collateral or provided in any other agreement or document, and
(ii) the Pledgor shall remain personally liable for, and shall indemnify the Pledgee and the Lenders against, any and all claims, losses and liabilities growing out of or resulting from,
(y)  the failure by the Pledgor to perform its obligations  under
Section 1.3, Article 3 or Section 10.2 hereof or (z) any material inaccuracy of any representation and warranty set forth in
Article 2 hereof, except to the extent arising out of the gross negligence or willful misconduct of the Pledgee.


                           ARTICLE 8

                             WAIVER

           Section 8.1.  Waivers.  To the fullest extent  it  may
lawfully so agree, the Pledgor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; the Pledgor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Collateral as an entirety. Without limiting the generality of the foregoing, the Pledgor hereby (i) authorizes the Pledgee, for the benefit of the Lenders, in its sole discretion and without notice to or demand upon the Pledgor and without otherwise affecting the obligations of the Pledgor hereunder, from time to time to take and hold other collateral for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof and (ii) waives and releases any and all right to require the Pledgee or the Lenders to collect any of the Obligations from any specific item or items of the Pledged Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral for any of the Obligations.


                           ARTICLE 9

                          TERMINATION

           Section 9.1. Termination. If (i) at any time all Obligations owing to the Lenders have been paid in full and (ii) a period of one hundred twenty (120) days (or such other period as may be applicable with respect to preference or similar periods under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (i) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters, then this Agreement shall terminate; provided that the provisions of Article 7 shall survive such termination. At the time of such termination, the Pledgee at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Pledged Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder on account of the Pledged Collateral and not otherwise applied to the payment of the Obligations.


                           ARTICLE 10

                         MISCELLANEOUS

          Section 10.1. Notices. All notices, demands, requests and other communications provided for hereunder shall be in writing and shall be deemed to have been given (a) when presented personally, (b) when sent by overnight courier service, on the Business Day following the date of delivery to such courier service, or such later day as demonstrated by a bona fide receipt therefor, or (c) when transmitted by facsimile, upon acknowledgment of receipt by the recipient. Either party may designate from time to time by written notice to the other party another address to which notices are to be sent.

  For Pledgor:

          Address:  Panda of Nepal
                    c/o Maples and Calder
                    P.O. Box 309
                    Ugland House
                    Smith Church Street
                    Grand Cayman
                    Cayman Islands, R.W.I.

          Attention:     Sharon Pierson

          Facsimile:     (809) 949-8080

     with a copy to:


               Address:  Panda Energy International, Inc.
                    4100 Spring Valley Road
                    Suite 1001
                    Dallas, Texas  75244

          Attention:     General Counsel

          Facsimile:     (972) 980-6815

  For Pledgee:

          Address:  Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, Delaware  19890-0001

          Attention:     Corporate Trust Administration

          Facsimile:     (302) 651-8882


            Section   10.2.    Governing   Law;   Submission   to
Jurisdiction; Venue.

           (a) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York without regard to the conflicts of laws provisions thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the state of New York). Any legal action or proceeding against the Pledgor with respect to this Agreement or any other Principal Document to which the Pledgor is a party may be brought in the courts of the State of New York in the Borough of Manhattan or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, the Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Pledgor agrees that a judgment in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including without limitation in Nepal, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. The Pledgor hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Pledgor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Pledgee. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it, at its address set forth opposite its signature below, such service to become effective ten (10) days after such mailing. Nothing herein shall affect the right of the Pledgee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in Nepal or in any other jurisdiction.

            (b) The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Principal Document to which it is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any action or proceeding brought by the Pledgee in any such court has been brought in an inconvenient forum.

           (c) The Pledgor acknowledges and agrees that the activities contemplated by this Agreement are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that the right of immunity does not and will not arise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement in respect of itself and its properties.

           Section 10.3. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Pledgor, the Pledgee, and all future holders of the Pledged Shares or other Pledged Collateral; provided, however, that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Pledgee. Each of the Lenders may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in its Commitment or the IFC Loans or the DEG Loan, as the case may be, in accordance with the Investment Agreement.

           Section 10.4. No Waiver; Remedies Cumulative. No failure or delay on the part of the Pledgee in exercising any right, power or privilege hereunder or under any other Loan Document, and no course of dealing between the Pledgor and the Pledgee, shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies provided under this Agreement or in any other Loan Document are cumulative and not exclusive of any rights, powers or remedies which the Pledgee may otherwise have. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Pledgor to any other or further action in any circumstances without notice or demand.

           Section  10.5.  Severability.  Any provision  of  this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability but that shall not invalidate the remaining provisions of this Agreement or affect such provision in any other jurisdiction.

          Section 10.6. Language. All documents to be furnished or communications to be given or made under this Agreement shall be in the English language, or, if in another language, shall be accompanied by a translation into English certified by a representative of the Pledgor or the Pledgee, as the case may be, which translation shall be the governing version between the Pledgor and the Pledgee.

           Section 10.7.  Headings Descriptive.  The headings  of
the several Articles and sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

           Section 10.8. Amendment or Waiver. Neither this Agreement nor any of the terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by all of the parties hereto.

           Section  10.9.  Counterparts.  This Agreement  may  be
executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

           IN  WITNESS  WHEREOF,  the parties  have  caused  this
Agreement  to  be  duly  executed  and  acknowledged   by   their
respective officers or representatives hereunto duly authorized as of the date first above written.


                         PANDA OF NEPAL



                         By:
                            Name:
                            Title:



                         WILMINGTON TRUST COMPANY,  not in its
                         individual capacity but solely as
                         Trustee under the Trust and Retention Agreement



                         By:
                            Name:
                            Title:



                         BHOTE KOSHI POWER COMPANY PRIVATE LIMITED



                         By:
                            Name:
                            Title:



                           SCHEDULE A

                         SHAREHOLDINGS*




Holder                   Class of Shares        Par Value    No. of Shares

Panda of Nepal        Ordinary Shares            100 Rs.       574,992


                           SCHEDULE B

                          Form No. (4)

          Application for Recording Mortgage of Shares


To:  Bhote Koshi Power Company Private Limited
     KHA 1-960
     Kalimati, Tahachal
     Kathmandu, Nepal

Sir:

We have mortgaged shares of R.S. 100 each of Bhote Koshi Power Company Private Limited, registered in the name of _________________ from Share No. ___________ to _______________
totalling ________ shares of the value of Rs. ____________ to Wilmington Trust Company, not in its individual capacity but solely as Trustee for International Finance Corporation and DEG-Deutsche Investitions-und Entwicklungsgesellschaft mbH. We herewith submit this application, along with a copy of the related document and the share certificate(s). Please record the matter of the mortgage of said shares in the Register of the Company.

Dated:

Yours,



(Signature of the applicant)

Name:     Panda of Nepal
Address:  c/o Maples and Calder
          P.O. Box 309
          Ugland House
          Smith Church Street
          Grand Cayman
          Cayman Islands, R.W.I.

                           SCHEDULE C

                          Form No. (5)

               Application for Transfer of Shares


To:  Bhote Koshi Power Company Private Limited
     KHA 1-960
     Kalimati, Tahachal
     Kathmandu, Nepal

Sir:

As  _____________________________  has  duly  executed  the  deed transferring its right over the shares of R.S. 100 each of Bhote Koshi Power Company Private Limited registered in its name from Share no. ________ to ___________, having received R.S. ______________ as consideration for the said shares, in our favor. We, having agreed to be responsible for the profit and loss relating to those shares, have submitted this application along with one copy of the said deed and the share certificate(s). Kindly transfer the ownership of said shares in our name.


Yours,



(Signature of the purchaser)

Name:
Address:
Date:
_______________________________
      *   Prior to issuance and pledge of shares at the Financial
Closing Date.